UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure from the Board of Directors

On February 19, 2025, Douglas A. Scovanner, a member of the Board of Directors (the “Board”) of Prudential Financial, Inc. (the “Company”), notified the Board that he will not stand for reelection to the Board at the Company’s next annual meeting of shareholders, to be held on May 13, 2025, at which time he will have served on the Board for more than 11 years. Mr. Scovanner is departing the Board for personal reasons and not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Executive Changes

On February 21, 2025, the Company announced that Robert Boyle, 59, has been appointed Senior Vice President, Controller and Principal Accounting Officer, effective April 7, 2025, succeeding Robert Axel.

Mr. Boyle has been Vice President and Chief Financial Officer for Prudential’s International Insurance Businesses since 2023. Previously, he served as Vice President and Chief Financial Officer of Prudential’s Retirement Strategies business. Mr. Boyle joined the Company in 1998, prior to which he spent ten years with Deloitte & Touche.

In connection with Mr. Boyle’s appointment, the Board took the following compensation actions: Effective April 7, 2025, set (1) Mr. Boyle’s salary at $470,000 per year; (2) his target annual incentive for 2025 at $611,000; and (3) his target long-term incentive, commencing with the annual grants made in February 2026, at $719,000, for an annual target total compensation of $1,800,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2025

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian P. Spitser
Name:	Brian P. Spitser
Title:	Vice President and Assistant Secretary